TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Building A Strong Future

Raymond James Coal Investors Conference
Bennett K. Hatfield
President and CEO
December 4, 2008

Forward-Looking Statements
• You should keep in mind that any forward-looking statement made by us in this presentation or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2007 Annual Report on Form 10-K and in our subsequent filings on Form 10-Q, all which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur. All data presented herein is as of November 30, 2008 unless otherwise noted.
• Statements in this presentation that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities
 Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,”
 “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward
 -looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-
 looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:
 market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements;
 risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes;
 unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements and environmental initiatives relating to global warming; the impairment of the value of our goodwill and long-lived assets; the ongoing effect of the Sago mine accident;
 our liquidity, results of operations and financial condition; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.

Discussion Topics
1. Coal Market Update
2. Overview of International Coal Group, Inc.
 a. Coal reserves
 b. Production growth
 c. New operations
 d. Sales position for 2009-2010
3. Summary

Coal Market Update

Coal Market Update
• The fundamental story for coal remains solid:
 – Eastern US coal supply is expected to remain heavily constrained by labor scarcity, regulatory delays and heightened MSHA enforcement
 – Current term price indices, although down from peak levels, remain 30% above year ago levels
 – US coal exports are expected to remain well above 2006-07 levels
 – Long-term Pacific Rim demand is expected to keep global supply relatively tight
 – Demand for coal as base load for US electricity generation has historically been resilient during economic downturns
• Coal prices have fallen due to a variety of factors:
 – Deepening global economic concerns triggered by credit crisis
 – Plunging oil and natural gas prices
 – Mild summer weather in US and Europe
 – Financial traders liquidating positions to raise cash - exaggerating market drop
 – Dearth of recent physical transactions allow “paper trades” to drive indices lower

Other Renewables, 2.5%
Hydroelectric, 5.8%
Natural Gas, 21.5%
Petroleum, 1.6%
Other, 0.6%
Coal, 48.6%
Nuclear, 19.4%

Source: Edison Electric Institute Industry Statistics, November 2008
U.S. Electric Power Industry Net Generation by Fuel Source - 2007
Coal Remains the Primary Fuel for Electricity Generation

Billion Kilowatt Hours
5500
4400
3300
2200
1100
0
1980
1990
2000
2010
2020
2030

Source: EIA - National Energy Supply and Fuel Outlook, September 11, 2008
EIA Forecast: Continued Growth in US Electrical Demand

100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Net Exports
US Exports
US Imports
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 E
2009 E

Source: Energy Information Administration - Short-term Energy Outlook, October 2008
US Exports Were Key Factor in 2008 Market
(Tons in 000’s)

$155.00
$135.00
$115.00
$95.00
$75.00
$55.00
$35.00
30-Dec-05
31-Mar-06
30-Jun-06
29-Sep-06
31-Dec-06
31-Jan-07
30-Mar-07
30-Jun-07
28-Sep-07
31-Dec-07
31-Jan-08
29-Feb-08
31-Mar-08
30-Jun-08
30-Sep-08
30-Nov-08
CSX 12500 1.6#
Pitt 8 13000 3.4#

Source: Market price data per ICAP United, Inc.
Prompt Month Spot Prices Trending Downward
…But still well above historical levels

$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Price per ton
2009
2010
2011
Nov. 15, 2007
Mar. 31, 2008
Jun. 30, 2008
Nov. 30, 2008

$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Price per ton
2009
2010
2011
Nov. 15, 2007
Mar. 31, 2008
Jun. 30, 2008
Nov. 30, 2008

CSX Index Pricing
Pitt #8 Index Pricing
Source: Market price data per ICAP United, Inc.
Term Price Indices Also Declining
…But averaging +30% favorable to year ago levels

Market Outlook - Summary
• Asian economic growth is expected to continue to increase
 worldwide coal demand
• US exports are expected to remain well above 2006-07 levels
• US thermal coal prices should improve as winter demand reduces inventory and supply tightness becomes apparent
• Met coal pricing is expected to fall below 2008 peaks but well above historic pricing levels
 ─ Settlements will be delayed until steel inventories are worked down

Overview of
International Coal Group

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Key Highlights of International Coal Group
Summary Statistics
Market capitalization 1: $351.1 million
Coal reserves: 1.0 billion tons
Reserve life: Approximately 55 years
 Employees: 2,676
 2008 tons sold 2: 19.3 million
 2008 tons produced 2: 18.1 million
1 Market capitalization is based on 153.3 million shares outstanding and a stock price of $2.29 as of December 2, 2008
2 Represents management’s estimate as of November 30, 2008
• Strong operating presence in 3 of 4 largest US coal producing regions
• Broad reserve base of over one billion tons is 67% owned
• Selective production growth initiatives targeting high-margin markets
• Favorable market position with strong committed sales for 2009 and 2010
• 100% union free workforce
• Solid and improving balance sheet with minimal long-term legacy liabilities

ICG Illinois
Illinois
Kentucky
Ohio
Beckley
West
Virginia
Virginia
MD
East Kentucky
Flint Ridge
Hazard
Knott County
Raven
Eastern
Buckhannon
Sentinel
Tygart Valley #1 and #2
Vindex
Jennie Creek
Current Operations
Future Operations
ADDCAR
Big Creek
Current and Future Operations
• 13 active mining complexes - 8 in Central Appalachia, 4 in Northern Appalachia, and 1 in
 Illinois Basin
• 2 new mine complexes (Sentinel and Beckley) opened within last 2 years; recently acquired Powell Mountain began producing July 2008
• Development of new Tygart #1 Complex will be delayed due to permit challenges and economic uncertainty; site construction is projected to resume in 2010

39%
IL
Basin
25%
CAPP
36%
NAPP
34%
Leased
349 million tons
66%
Owned
667 million tons
Geographic Distribution of Reserves
Reserve Ownership
High-Caliber Reserve Base
• ICG controls 1.0 billion tons of high-quality reserves that are primarily high BTU, low sulfur steam and metallurgical coal
• CAPP/NAPP reserves of 624 million tons are 53% met quality
• ICG reserve ownership % is among largest of publicly traded peers

2008 ICG Production Profile
21%
NAPP
67%
CAPP
12%
ILB
Production by State
Production by Region
Production by Method
56%
Surface
44%
Under-
ground
45%
KY
38%
WV
12%
IL
5%
MD
Note: Represents management’s estimate as of October 29, 2008

26
24
22
20
18
16
14
12
10
8
Tons (mm)
12.4
16.5
16.4
18.1
20.0-21.0
20.0-21.0
2005
2006
2007
2008
2009
2010

Production by Region						
CAPP	66%	68%	68%	67%	67%	67%
NAPP	19%	19%	19%	21%	20%	20%
ILB	15%	13%	13%	12%	13%	13%

Projected Production 2008-2010
• Key development projects are
 expanding high margin production
• Growth in 2009-10 stems primarily
 from developing Sentinel, Beckley,
 and Powell Mountain complexes to
 targeted capacity
• In light of permit challenges and the
 uncertain economic outlook for
 2009, restart of construction for the
 new Tygart #1 complex will be
 delayed until 2010
Production Plans Focus on Selective Growth
Note: Production projections represent management estimates as of November 30, 2008

Key Operations Profiles

Sentinel Complex
• Mine Type - underground shaft/slope
• Customers - Mirant Energy,
 Xcoal, Essar Steel Algoma
• Mining Method - room-and-pillar
• Total Reserves - 52.5 million tons
• 2007 Production - 0.7 million tons
• Projected output of 1.5 million
 tons/year at full capacity
• Coal Quality - high-vol met, premium
 utility steam
• Transportation - CSX rail

Beckley Complex
• Mine Type - underground shaft/slope
• Customers - Sun Coke, Shenango,
 Xcoal, AK Steel, USS
• Mining Method - room-and-pillar
• Total Reserves - 32.2 million tons
• 2007 Production - 0.04 million tons
• Projected output of 1.4 million
 tons/year at full capacity
• Coal Quality - premium low-vol met
• Transportation - CSX rail

Powell Mountain Complex
• Acquired May 27, 2008; production
 initiated mid-July, 2008
• Mine Type - underground
• Customers - Traxys, Eastman
 Chemical, ABC Coke, Xcoal
• Mining Method - room-and-pillar
• Total Reserves - 27.1 million tons
• Projected output of 1.0 million
 tons/year at full capacity
• Coal Quality - high-vol met and
 premium ultra-compliance steam
• Transportation - Dual-served CSX
 and NS rail

TRAINING
ACADEMY

100
80
60
40
20
0
(%)
100
9
91
34
16
50
2008
2009
2010

 Projected Sales  19.3 21.0-22.0 20.5-21.5
  (mm tons)
Committed Tonnage
• Strong committed sales level for 2009-
 2010, yet room to participate in market
 upside
• Little exposure to spot market in 1st half
 of 2009
Note: Committed tonnages and projected sales for 2008-2010 represent management estimates as of November 30, 2008
Favorable Sales Position
 Uncommitted
 Committed (subject to re-pricing)
 Committed and priced

35%
30%
25%
20%
15%
10%
5%
0%
% 2009 Volume not Sold
ICO
A
B
C
D
E
F
G
Unsold Tons By Company
Group Average

 Note: Per 3rd Quarter 2008 earnings releases and management estimates of ICO publicly traded peers
ICG is Well-Positioned Among Peers with
Low Unsold 2009 Tonnage

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Revenue by Category

	2006	2007	2008	2009
Top 3	42.0%	31.0%	22.0%	19.0%
Top 10	76.0%	65.0%	55.0%	49.0%
Other	24.0%	35.0%	45.0%	51.0%

Customer Base Now More Diversified

TRAINING
ACADEMY

ICG
International Coal Group, Inc.

Tons
(in millions)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.5
1.2
1.7
2.5
2007
2008
2009
2010

Met Sales Growth Expected to Enhance Margins
and Boost Market Diversity
Note: Represents management’s estimate as of November 30, 2008

Disciplined Sales Strategy Has Served Us Well
•  Declined renewal of low-priced CAPP contracts during late 2007
• Continued to “layer in” new forward-contract prices as the market steadily improved; new commitments since Feb. 2008 include:
 – 2009: 5.0 million tons at an average price per ton > $90
 – 2010: 2.8 million tons at an average price per ton > $100
 – 2011: 1.5 million tons at an average price per ton > $100
• Much of our remaining 2009 and 2010 unsold position is targeted toward the high value met and premium steam markets
• Projected 2009 revenue per ton is expected to exceed 2008 by
 20 to 25%

	2008	2009	2010
Tons Sold (mm)	19.3	21.0 - 22.0	20.5 - 21.5
Tons Produced (mm)	18.1	20.0 - 21.0	20.0 - 21.0
Average Price Per Ton	$53.25 - $53.50	$63.00 - $67.00	n/a
Average Cost Per Ton	$47.00 - $47.50	n/a	n/a
Capital Expenditures (mm)	$179	$150	n/a
Updated Guidance
• Significant changes in the coal market and global economic outlook have made it necessary to update the previous guidance
• New forecasts of production and sales for 2008, 2009, and 2010 reflect management’s current estimates
• Detailed revenue and cost guidance may be provided at a later date, but the current outlook is as follows:

Summary
• ICG is well-positioned amidst the global economic uncertainty:
 – Most of 2009-2010 coal is committed at substantially higher prices
 – Unsold volumes for 2009 represent premium quality products
 – We expect reduced cost pressures in 2009 on labor, as well as on commodities such as diesel, ANFO (explosives), steel, and tires
 – Our 2009-10 production growth stems primarily from full development of mines that are now up and running
 – Management anticipates significant margin improvement (vs. 2008)
• Capital spending will reflect a measured and cautious outlook that maintains flexibility to respond to market conditions
• We believe fundamental demand for low cost energy from coal will remain strong despite near-term global economic challenges

Thank You!

Appendix

TRAINING
ACADEMY

Mine Site	Mine Type	Mining Method	10/31/2008 Total Reserves (tons in millions)	Annual Capacity (tons in millions)	2007 Production (tons in millions)	Coal Quality	Transportation Method
CAPP							
Kentucky							
East Kentucky	S	MTR, TSL	4.0	1.3	1.0	Utility	Rail
Flint Ridge	UG	R&P	25.1	1.5	1.3	Utility	Rail, Truck
Hazard	S	MTR, TSL, HW	62.9	4.0	3.9	Utility	Rail, Truck
Knott County	UG	R&P	10.2	1.0	1.0	Utility	Rail
Powell Mountain	UG	R&P	27.1	1.0		High vol met, premium utility	Rail
Raven	UG	R&P	12.4	1.0	0.6	Utility	Rail
West Virginia							
Beckley	UG	R&P	32.2	1.4	0.04	Low vol met	Rail
Eastern	S	MTR, DL, TSL	12.4	3.3	3.3	Utility	Rail
NAPP							
West Virginia							
Buckhannon	UG	R&P	46.6	1.0	0.6	High vol met, premium utility	Rail, Truck
Patriot	S	CTR, TSL	6.3	0.9	0.9	Utility	Barge, Rail, Truck
Sentinel	UG	R&P	52.5	1.5	0.7	High vol met, premium utility	Rail
Maryland							
Vindex	S	CTR, TSL	60.0	0.9	0.9	Low vol met, utility	Rail, Truck
ILLINOIS BASIN							
Illinois							
Viper	UG	R&P	40.3	2.5	2.1	Utility	Truck

S - Surface; UG - Underground
CRM - Cross Ridge Mining; CTR - Contour Mining; R&P - Room-and-pillar; LW - Longwall; MTR - Mountaintop Removal
DL - Dragline; HW - Highwall; TSL - Truck and Shovel/Loader

Summary of Active Mining Operations